EXHIBIT 99.5

Date: 6 December 2005

The Board of Directors
CHINA CABLE & COMMUNICATION, INC.
No.22 Bei Xin Cun Hou Street
Xiang Shan
Haidan District
Beijing 100093 PRC

Dear Sirs,

RE: CHINA CABLE AND COMMUNICATION, INC.

I hereby tender my resignation as Director of the Company with effect from 6 December 2005.

I confirm that I have no claim against the Company in respect of fees nor for compensation for loss of office.

Yours faithfully,

                                                /s/ Zhi-Tang Li
                                                --------------------------------
                                                Zhi-Tang Li